UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) December 1, 2005

Capital One Auto Receivables, LLC

Capital One Auto Finance Trust 2005-D

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-125612 333-125612-03	31-1750007 51-6570661
(Commission File Numbers)	(Registrants’ I.R.S. Employer Identification Nos.)

140 E. Shore Drive, Room 1052-D Glen Allen, Virginia	23059
(Address of Principal Executive Offices)	(Zip Code)

(804) 290-6736

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On December 1, 2005, Capital One Auto Finance Trust 2005-D (the “Trust”) publicly issued U.S.$ 249,000,000 of Class A-1 4.4275% Asset Backed Notes due on the December 2006 Payment Date, U.S.$ 427,000,000 Class A-2 4.79% Asset Backed Notes due on the May 2009 Payment Date, U.S.$ 221,000,000 Class A-3 4.81% Asset Backed Notes due on the March 2010 Payment Date, and U.S. $503,000,000 Class A-4 LIBOR + 0.04% Asset Backed Notes due on the October 2012 Payment Date (collectively, the “Notes”) pursuant to a registration statement (No. 333-125612) declared effective on June 21, 2005. The lead managers for the issuance of the Notes were Barclays Capital Inc. and Deutsche Bank Securities Inc. (the “Representatives”). Capital One Auto Receivables, LLC (the “Registrant”) paid the underwriters a fee of U.S. $2,811,100 in connection with the sale of the Notes. The Registrant also paid general transaction expenses, estimated to be $1,000,000. The net proceeds from the sale of the Notes, which amounted to U.S. $1,397,179,363 were used by the Trust to purchase a pool of motor vehicle retail installment sale contracts and/or installment loans secured by a combination of new and used automobiles and/or light-duty trucks originated by Capital One Auto Finance, Inc. (“COAF”), its affiliates and participating dealers, which constitute the receivables included in the assets of the Trust, from the Registrant. The Registrant acquired such receivables from COAF. The Trust also used the net proceeds from the sale of the Notes for general expenses relating to the Trust.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits.

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Exhibit No.	Document Description
1.1	Underwriting Agreement dated November 22, 2005, among the Registrant, COAF and the Representatives.

3.1	Amended and Restated Limited Liability Company Agreement of the Registrant dated as of July 26, 2001 (incorporated by reference from Exhibit 3.1 filed with Form 8-K of the Registrant, file no. 333-54736, filed on August 6, 2001).

4.1	Amended and Restated Trust Agreement dated December 1, 2005 between the Registrant and Wilmington Trust Company, in its capacity as owner trustee.

4.2	Indenture dated December 1, 2005 between the Trust and JPMorgan Chase Bank as the indenture trustee (the “Indenture Trustee”) (including forms of Notes).

4.3	Note Guaranty Insurance Policy dated as of December 1, 2005 delivered by MBIA Insurance Corporation (the “Note Insurer”).

10.1	Purchase Agreement dated December 1, 2005 between the Registrant and COAF.

10.2	Sale and Servicing Agreement dated December 1, 2005 between the Registrant and the Trust.

10.3	Administration Agreement dated December 1, 2005 among the Trust, COAF, as the administrator (the “Administrator”), and the Indenture Trustee.

10.4	Insurance Agreement dated as of December 1, 2005 among the Note Insurer, COAF, the Registrant, the Trust and the Indenture Trustee.

25.1	Statement of Eligibility on Form T-1 of JPMorgan Chase Bank, N.A. as Indenture Trustee under the Indenture (incorporated by reference from Form 305(b)(2) of the Registrant, file no. 333-125612, filed on November 7, 2005).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant, Capital One Auto Receivables, LLC and the Co-Registrant, Capital One Auto Finance Trust 2005-D by its Administrator, Capital One Auto Finance, Inc., have each duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 7, 2005	CAPITAL ONE AUTO RECEIVABLES, LLC

	By:	/s/ Jerry Hamstead
	Name:	Jerry Hamstead
	Title:	Assistant Vice President

December 7, 2005	CAPITAL ONE AUTO FINANCE TRUST 2005-D
By: Capital One Auto Finance, Inc., as Administrator

	By:	/s/ Al Ciafre
	Name:	Al Ciafre
	Title:	Assistant Vice President